EXHIBIT (10)(a)

                                DORSEY & WHITNEY
                           2200 FIRST BANK PLACE EAST
                          MINNEAPOLIS, MINNESOTA 55402


First American Money Fund, Inc.
3033 Excelsior Boulevard
Minneapolis, Minnesota 55416

Gentlemen:

         Reference is made to the Registration Statement on Form N-1 (File No. 2-74747) which you have filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 for the purpose of registering for sale by First American Money Fund, Inc. (the "Fund") of an indefinite number of shares of the Fund's Common Stock, par value $.01 per share.

         We are familiar with the proceedings to date with respect to the proposed sale by the Fund, and have examined such records, documents and matters of law and have satisfied ourselves as to such matters of fact as we consider relevant for the purposes of this opinion.

         We are of the opinion that:

         (a) The Fund is a legally organized corporation under Minnesota law.

         (b) The shares of Common Stock to be sold by the Fund will be legally issued, fully paid and nonassessable when issued and sold upon the terms and in the manner set forth in said Registration Statement of the Fund.

         We consent to the reference to this firm under the caption "Custodian and Transfer Agent; Counsel; Accountants" in the Prospectus and to the use of this opinion as an exhibit to the Registration Statement.

         Dated:  January 26, 1982

                                         Very truly yours,

                                         /s/ Dorsey & Whitney

                                         DORSEY & WHITNEY